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                                                            EXHIBIT 10(b)(xliii)

                               FIRST AMENDMENT TO
                         ANADARKO PETROLEUM CORPORATION
                         MANAGEMENT LIFE INSURANCE PLAN


         WHEREAS, Anadarko Petroleum Corporation ("Anadarko") has heretofore adopted the Anadarko Petroleum Corporation Management Life Insurance Plan (the "Plan"); and

         WHEREAS, Anadarko desires to amend the Plan;

         NOW, THEREFORE, the Plan shall be amended as follows:

         1.       Effective June 30, 2003, the following definition under
                  Section 2.01 (13) shall be replaced in its entirety:

                      "(13) RETIREE: A former Employee who became a Participant
                  in the Plan on or before June 30, 2003 and who at the time of his retirement from the Company is at least 55 years of age with at least 10 years of service with the Company, and who is eligible to participate in the Company's retiree medical and dental plans upon their retirement."

         2. Effective June 30, 2003, the following language shall be added to the end of Section 3.03:

                  "This provision is only effective for Employee who became Participants in the Plan on or before June 30, 2003."

         3. Effective January 1, 2003, Section 4.04 shall be replaced in its entirety with the following:

                  "4.04 BENEFIT CLAIMS PROCEDURES. Claims for benefits and reviews of Plan benefit claims which have been denied or modified are to be processed in accordance with the most recent written Plan claims procedures established by the Plan Administrator and adopted by the Company, which procedures are hereby incorporated by reference as part of the Plan."

         4. As amended hereby, the Plan is specifically ratified and reaffirmed.

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         IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed this 3rd day of September, 2003.


                                            ANADARKO PETROLEUM CORPORATION


                                            ------------------------------------
                                            Richard A. Lewis
                                            Vice President, Human Resources